Exhibit 31.4
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a) AND 15d-14(a) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Christine Matthews, certify that:
1.    I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Zosano Pharma Corporation; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2022	By:	/s/ Christine Matthews
Christine Matthews
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)